Fund Facts



For 1997, shareholders designated the following charities:

AIDS Services of Austin
Alzheimers Association
American Cancer Society
American Heart Association
Animal Trustees of Austin
Arthritis Foundation
Austin Sunshine Camp
Austin YMBL Sunshine Camps
Boy Scouts of America
Brenham Christian Academy
The Columban Fathers
Compassion International
Cross Pointe Church
Cystic Fibrosis Foundation

Family Violence Project
Faith Home for Babies with AIDS
Forgotten Childrens Fund
Habitat for Humanity
Harvard Law School Fund
Hilo Salvation Army
The Home Care Program/MSKCC
Make-A-Wish Foundation
MD Anderson Childrens Art Project
Medical Institute for Sexual Health
Methodist Childrens Home
National Cancer Institute
National Kidney Cancer Association
Nature Conservancy of Tennessee

Nevada SPCA
Northwest Hills United Methodist
Peoples Community Clinic
Rapheal Free Clinic
Red Cloud Indian School
Salvation Army
San Diego Historical Society
SOVA Food Pantry
St. Michaels Academy
Texas Baptist Childrens Home
Union Station
United Way of the Flint Hills
Wesleyan Homes Alzheimers Care
Women Helping Women

Our new fund, Blue Chip Value,(previously called Growth &
Income) is now available.  Please read the Investment
Managers Report for more information.

 Who is one of the largest individual shareholders Your manager, Mark Coffelt.

 Need a prospectus and other information for a friend
Call 1-888-839-4769.

 Have questions about your account Call the Transfer Agent at 1-800-628-4077.

 Daily NAV.  Call (512) 302-6099, or (888) 839-4769.

 Roth IRAs are now available. Call 1-888-839-4769 for a kit.

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) for the period ending March 31st, 1998 was $20.71. For our new Blue Chip Value Fund (Blue Chip), the Net Asset Value was $9.90. Blue Chip was only opened March 18th, 1998 so it would be premature to discuss performance in this report.For the quarter, V&G was up 24.3%, making it the best performing domestic equity fund for the quarter out of a total of 1,924 funds according to The New York Times.
The New York Times also declared V&G the best performing small cap fund for the last 12 months, out of 437 funds, with its annual return of 77.1%. We performed exceptionally well against the Russell 2000 Index which is representative of how your Fund is invested, up 10.1% for the quarter, and against the S&P 500 Index, up 13.9% for the quarter.

Period	          V&G2	       Russell 2000	        S&P 500
Last Quarter	    24.3%	      10.1%	               13.9%
Last 12 Months	  77.1%	      42.0%	               48.0%

Since Inception
(annualized)	    40.7%	      22.9%	               32.4%

<F1>
After payment of the maximum 4.5% sales charge, the Fund return for the last quarter, last 12 months, and since inception would be 18.7%, 69.1% and 38%, respectively.

Of course, you know the old caveat, past performance may not be indicative of future results.

Please fasten your seatbelts
We would like to highlight to our shareholders that the ride in stocks has been uncommonly smooth in the last few years. You should not be surprised at a 30% drop in stock prices at some point going forward. Thats not a forecast, but history would suggest you should be prepared.

When the market drops, we hope that you will keep in mind that the V&G fund has historically done well during market dips, and exceptionally well in the recovery periods.

But please dont try to market time
Weve watched a few investors with fascination, many of whom are investment advisors who have tried to time their purchases and sales of the V&G fund. They have generally shown an uncanny ability to buy high and sell low not the path to investment riches. You would think that investment advisors would know better Apparently not.

Over the last 30 years, one dollar invested in stocks grew to $28.50. But investors who missed just the best 10 months out of thirty years saw their dollar grow to only
$9.70, about the equivalent return of a money market account. Peter Lynch, the former manager of the Fidelity
Magellan fund, wrote in One up on Wall Street:
Experts...cant predict
markets with any useful consistency, any more than gizzard squeezers could tell the Roman emperors when the Huns would attack. The examples go on and on.

Market timing forget it! The V&G fund has so far compounded in excess of 40% per year since inception.
Anyone who has tried to add to that return has made a costly error.

You should also know that once we identify market timers, they are precluded from further purchases of the funds.
Market timers add costs to all shareholders and are about as welcome as cockroaches in the kitchen.

Growth not impacting performance
Besides exceptional performance, this quarter saw explosive growth for the Value & Growth fund. The total assets in the V&G fund have grown from $27 million on December 31st, 1997 to $63 million by March 31st, a 133% increase. These numbers reveal that not only did our quantitative strategy continue to identify attractive equity investments, but that a landslide of new money was put to use quickly and efficiently. Thats important for you the shareholder, since a flood of money can sometimes ruin a funds performance.

Comments on the Quantitative strategy
Over V&Gs 30 month history, management has been asked many times to clarify the advantages of a quantitative strategy.
We would like to devote this report to a discussion of our thoughts on our quantitative investment strategy and why we feel this approach is superior to other investment styles.

Both the V&G and Blue Chip funds use a similar quantitative approach. The most significant difference between the two funds is that V&G concentrates on smaller companies, while
Blue Chip concentrates on larger companies. Both funds rely on highly tested, rigorous value strategies, and both funds show robust returns on a back tested basis. If you are looking for a fund focused on larger stocks, we hope you will consider the Blue Chip Value fund.

Quant analysis in action
Our purchase of PETCO Animal Supplies is a case study in the advantages of quantitative investing. A quick analysis of the company reveals that it is the second largest pet and animal supply chain in the United States. Like many other category killers, PETCO has gone on an acquisition binge over the last two years, acquiring eight regional pet store chains that operate 148 individual stores. The stock had been pushed to over $33/share in mid-1997. In December of 1997, the first of a series of downgrades came from Wall
Street. The first happened to be the best, because PETCO was fully valued at $33, if not overvalued.
We doubt that was the reason for the downgrade, but their timing was good. After that, Wall Street proceeded to follow its usual practice of closing the barnyard door after all the animals are out, and two more downgrades ensued after the stock was already in free fall.
Incidentally, we doubt many investors of the last two brokerage firms benefited from their downgrades. Institutions are highest on the food chain of brokerage firm research and probably received the first recommendation to sell. It is likely that they had too much stock to get out at the hold price.
And, by the time retail investors were notified to hold, it was time to buy. What was all the fuss about PETCOs first mistake was to miss the estimates that it had given Wall Street for the previous quarter. Even though their earnings were still good, that got investors nervous.
What really got Wall Street going was the announcement by PETCO that it no longer expected to build 10 stores per quarter for the year, but would instead build 4 stores in the first half of the year, and 36 stores in the second half.

You dont need higher math to realize PETCOs new schedule still results in 40 new stores for the fiscal year. This revised schedule amazingly cut the stocks price in half. Was PETCOs long run growth rate going to diminish
No, that wasnt it either. In the same press release as the new schedule of store openings, PETCO affirmed analysts long term growth estimates.

Looking ahead to fiscal 1998, we
anticipate that PETCO will grow net earnings by approximately 30 percent from current analysts expectations
(First Call estimates, which aggregates Wall Street analysts estimates) in 1997 of $0.87 to $0.88 per share.
This anticipated growth rate compares with PETCOs 30 percent growth in fiscal 1997 over fiscal 1996.


[GRAPH]


Our Quant process screen picked PETCO when the stock spiked down below $15 per share. The prospects of the company were still strong. The company continued to pass our quality test with good financial ratings and exceptionally low debt. Earnings still looked reasonable. Most importantly though, the stock at $15 per share was selling for about half of what the company would sell for in a takeover. In other words, the company at $15 per share was selling for a big discount from its intrinsic value.

At the end of February, we purchased 72,500 shares. We bought another 85,000 shares shortly thereafter, and by early March our total investment was over $3.3 million dollars at an average cost of about 14 5/8. PETCO had become the largest single equity investment in the Funds history.

We believe that one of our competitive advantages is that our Quant process allows us to act quickly on an investment like PETCO. In less than two weeks, the stock rebounded to a price of about $18 per share, or a gain of 23% in a very short period.
Heres the $64,000 question: Why would we purchase a stock like PETCO when influential, educated, and well paid analysts from reputable firms are downgrading their buy recommendations The answer, most simply, is that we are betting the so-called smart money managers have been carried away and are no longer rationally valuing the company. In short, theyre biased. Wall Street is overly focused on the very short term. Their panic became our opportunity.

A Quant process helps us avoid getting swept up with the crowd. More importantly, it allows us to quickly evaluate the relevant factors in a situation and, if appropriate, seize the opportunity.

Human Bias
As in any complex process, investment management is riddled with human bias. The concept of human bias is difficult to explain and understand, and surprisingly, its not well accepted by most academicians or money managers. At least in money management, bias is only costly for most investors. In medicine or psychiatry, bias can be deadly.
The following experiment demonstrates the tendency toward irrational human bias. A game is played with two decks of cards. One deck is red, and the other is blue. The dealer shows a player one card from the red deck then returns it to the middle of the deck and shuffles. The dealer then tells the player that if he can draw the card from the deck, the player wins $100. A similar game is played with the blue deck of cards. This game is identical except that the player gets to select and hold his card before he returns it to the deck. When the players were asked what they would sell their place in the game for, the answers were surprising:

RED DECK (no touching the cards)
 19% of players were unwilling to sell their cards.
 Those willing to sell had an average asking price of $2.

BLUE DECK (player able to touch cards)
 37% of players were unwilling to sell their cards.
 Of those willing to sell, their average asking price was $9.

A deck of cards has 52 cards.  The participants with the
red deck (no touching) had the probabilities correct
selling their place in the game for about $2 is a rational
decision.   But note how bias enters the picture when the
players can touch the card. Touching the card gave players an illusion of control over the game and increased their confidence in a winning outcome. Bias made their decisions irrational.
There are two lessons in this. You want to avoid bias in investment management. We do this by sticking to a Quant process, which keeps emotions, and thus bias, out of the decision. The second lesson is that the PETCO management should have invited the analysts to lunch to make their announcement. Our bet is that by visiting the company, analysts would have maintained their illusion of control and the stock price would not have dropped so precipitously. Of course, for the rational investor, that was our opportunity. We dont know what the market holds going forward, but we can commit to you that whatever happens, we will continue to try to respond rationally when investing your (and our) funds.

Respectfully Submitted,
Mark A. Coffelt, CFA
Chairman

S T O C K   P R I C E S   R E L A T I V E  TO
                         Earnings Cash flow Book value
Value & Growth Portfolio	17.3x	   10.6x	    3.0x
Avg Small Value Fund	    22.6x	   11.0x	    3.2x
Avg Small Growth Fund	   34.2x	   22.7x	    6.4x
S&P 500 Index	           30.0x	   20.0x     7.1x

<F1>
All Ratios from Morningstar Mutual Funds March, 1998


Short-Term      	      Principal   Issues                Value        As % of
Investments            Amount                                       Net Assets
	                      930,468	    Repurchase Agreement 	930,468

(Collateralizrd by U.S. Treasury Notes, First Boston)

		                                   Total Cash & Equiv.	930,468
Common Stocks
Industry	              Shares	     Company	              $ Amount 		      %
Aerospace	             16,000	     United Industrial	    207,000	        .3

Apparel	               67,700	     Farah Inc.*	          427,356		       .7

Auto Parts	            41,900	     Standard Products  	  1,380,081	     2.2
	                      13,500	     Superior Industries	  448,031	        .7
			                                                      18,281,112		   2.9

Building Materials	    57,900	     LaFarge Corp.         2,221,913		    3.5

Computer & Peripherals	150,800	    Sequent Computer*     2,752,100	     4.4
	                      72,100	     Stratus Computer*	    3,176,906		    5.1
	                      102,000	    Symantec Corp.*	      2,747,625		    4.4
			                                                      9,676,631		   13.9

Diversified Companies	 64,000	     Katy Industries       1,216,000		    1.9
	                      7,100      	Bell Industries*	     100,288		       .2
	                      78,000	     Myers Industries	     1,628,250		    2.6
	                      30,500	     Valmont Industries	   739,625	       1.2
			                                                      3,684,163		    5.9

Drugs	                 222,600	    Roberts Pharm.*	      3,172,050		    5.0

Food Wholesale	        102,975	    Oshawa Group	         1,867,967	     3.0


                       7


Furniture	             95,200	     Kimball International	2,189,600	     3.5

Homebuilding	          67,900     	Standard Pacific	     1,022,744	     1.6

Hotel/Gaming	          41,900	     Anchor Gaming*	       2,650,725	     4.2

Medical Supplies     	 122,300	    Spacelabs Medical*    2,705,888		    4.3
	                      24,900	     Diagnostic Products	  694,088	       1.1
			                                                      3,399,976		    5.4

Metal Fabricating	     135,000	    Allied Products	      3,147,188	     5.0

Oilfield Service	      9,800	      Helmerich & Payne	    306,250	        .5

Packaging/Container	   116,800	    Gibson Greetings*     3,226,600	     5.1

Precision Instruments	 26,500	     Esterline Tech*       1,117,969		    1.8

Recreation	            13,700	     Callaway Golf	        397,300	        .6
	                      335,900	    Seattle Filmworks*	   3,065,088	     4.9
			                                                      3,462,388		    5.5

Recreational Vehicles	 104,500	    Winnebago	            1,234,406	     2.0
	                      10,000	     Champion*	            266,875		       .4
			                                                      1,501,281		    2.4

Restaurant	            98,300 	    Applebees	            2,273,188		    3.6
	                      76,200	     Vicorp Rest.*        	1,400,175    		2.2
			                                                      3,673,363	    	5.8

Retail	                24,900	     Ross Stores	          1,098,713		    1.7
	                      173,600  	  Burlington Coat	      3,016,300		    4.8
	                      94,200	     Claires Stores       	2,160,713	    	3.4
	                      174,500    	Petco Animal Supply* 	3,402,750	     5.4
			                                                      9,678,476	   	15.4
                    8



Securities Brokerage	  31,700	     Advest Group          778,631		      1.2
	                      26,000	     Lehman Bros.	         1,946,750		    3.1
			                                                      2,725,381	    	4.3

Trucking	              48,700	     Werner Enterprises	   1,241,850	     2.0

		                                 Total Common Stocks
	 	                                 (Cost $53,998,362)	  61,428,979		  96.3

		                            Total Investment Portfolio	62,873,050	  101.0

		                                 Other Assets
		                                  Less Liabilities	    -513,603		    -1.0
		                                 Net Assets - 100%	    $62,539,447		100.0
		         (Applicable to 360,194 shares outstanding)

<F1>
*Non-income producing

At June 30, 1997, the net unrealized appreciation based on
the cost of investments for
income tax purposes of $7,340,617 was as follows:
Gross unrealized appreciation          8,081,484
Gross unrealized depreciation          (650,867)
Net unrealized appreciation            7,430,617

Short-Term         	   Principal   Issues	               Value        As % of
Investments            Amount                                       Net Assets
	                      34,019	     Repurchase Agreement 	34,019
		(Collateralized by U.S. Treasury Notes, First Boston)

		                                 Total Cash & Equiv.	  34,019
Common Stocks
Industry	              Shares	     Company	              Amount 		       %
Auto/Trucking	            190	     Paccar Inc.	          11,317		       1.3

Banking	                  200	     Royal Bank of Canada	 11,825	        1.3
	                         270	     Toronto-Dominion	     12,292		       1.3
			                                                      24,117		       2.6

Computer & Peripherals	 1,290	     Compaq Computers	     33,379         3.8
	                       1,040	     Stratus Computers	    45,825		       5.2
			                                                      79,204		       9.0

Financial Services	       340	     Household Intl        46,793		       5.3
	                       1,020	     SLM Holding	          44,689	       	5.0
	                       1,310	     MBNA Corp.	           46,914		       5.3
			                                                     138,396	      	15.6

Food Processing	        1,040	     Interstate Bakeries	  33,865	        3.8
	                       1,320	     Flowers Inds.	        30,938		       3.5
			                                                      64,803		       7.3

Homebuilding	             970	     Kaufman & Broad	      31,586	        3.6


                              10


Industrial Services	    2,720	     Olsten Corp.	         42,840	        4.8

Insurance	                930	     SunAmerica, Inc.	     45,620		       5.0

Oilfield Service/Equip.	  920	     Tidewater, Inc.      	40,308	        4.6

Retail	                   380     	Dayton Hudson        	33,440	       	3.8
	                       2,040	     Claires Stores       	46,793       		5.3
	                       1,110	     Ross Stores	          48,979	       	5.5
			                                                     129,212	      	14.6

Securities Brokerage     	460     	Lehman Bros.         	34,443	        3.9

Telecommunications	     1,970	     Andrew Corp.         	39,031	        4.4

Thrift	                   880	     Greenpoint Financial	 31,625	        3.6

Tobacco	                  760	     Philip Morris	        31,683		       3.6

		                                 Total Common Stocks
		                                      (Cost $749,190)	 708,485		     95.4

		                            Total Investment Portfolio	776,523	     104.6
		                            Other Assets
                                Less Liabilities	        -34,019	      -4.6
		                            Net Assets - 100%	         742,504	    	100.0
		              (Applicable to 78,233 shares outstanding)

Gross unrealized appreciation          	0
Gross unrealized depreciation           (6,686)
Net unrealized appreciation             -6,686

                                              Blue Chip     Value
                                              Value         & Growth
ASSETS
   Investments at Market Value,
   (Identified Costs $749,190 & $53,998,362)  742,504		     61,428,979
    Cash & Equivalents	                       34,019	   	   930,468
     Dividends  and Interest Receivable	      60	           25,508
     Receivable for Shares Sold              	110,243	      1,390,919
           Total Assets	                      886,826		     63,779,421

LIABILITIES
     Distribution Payable	                    0		           389
     Operating Expense	                       134		         20,230
     Management Fee                          	191         		47,277
     12B-1 Fees	                              48	          	21,482
     Interest Expense	                        0		           -3,200
     Payable for securities purchased	        111,790	      819,218
     Accrued Expenses	                        304		         976
           Total Liabilities	                 112,467		     906,371
NET ASSETS	                                   774,359		     62,873,050
    (Applicable to 78,233 & 216,878 shares outstanding,
     $.001 par value, $25 million shares authorized)

NAV AND REPURCHASE PRICE PER SHARE	           9.90		        20.70

MAXIMUM OFFERING PRICE PER SHARE	             10.30	       	21.60
   (1000/955 of net asset value)
NET ASSET
     Par Value @ .001	                        78		          3,037
     Capital in Excess of Par	                781,279		     52,546,509
     Accumulated Undistributed Net Income	    -313		        -208,573
     Accumulated Undist Realized Gain/Loss	   0	            3,101,461
     Net Unrealized Appreciation	             -6,686	       7,430,617
     	                                        774,359	     	62,873,050



                                          Blue Chip Value     Value & Growth
INVESTMENT INCOME
          Dividends	                      60		                130,998
          Interest	                       0		                 15,494

         TOTAL INVESTMENT INCOME	         60	                	146,492

EXPENSES
          Operating Expense	              134		               83,058
          Management Fee	                 191		               169,810
          12B-1 Fee	                      48		                42,453

          TOTAL EXPENSES	                 372		               299,371

NET INVESTMENT INCOME (LOSS)	             -313		              -152,879

REALIZED AND UNREALIZED GAINS
  Net Realized gain from security trans   0 	                	3,511,761
  Incr in unrealized appr of investments  -6,686	             4,992,500
         NET GAIN ON INVESTMENTS	         -6,686		            8,504,261

NET INCREASE IN ASSETS FROM OPERATIONS	   -6,999	             8,351,381

OPERATIONS
       Net Investment Gain (Loss)	        -313	              	-152,879
       Net Realized Gain (Loss) 	         0		                 3,511,761
       Unrealized Gain (Loss)	            -6,686		            4,992,500
INCREASE IN NET ASSETS FROM OPERATIONS	   -6,999	             8,351,381


                           13


DISTRIBUTIONS TO SHAREHOLDERS
        Net Investment Income	            0	                 	0
        Net Realized Gain on Investments	 0	                  1,335,191
        Return of Capital	                0                 		0
DECREASE IN NET ASSETS FROM DISTRIBUTIONS	0	                  1,335,191

CAPITAL SHARE TRANSACTONS (AMOUNT)
        Shares Sold	                      781,358		           41,427,877
        Shares Redeemed	                  0		                 -14,552,351
        Distributions Reinvested	         0		                 1,286,949
INCREASE FROM CAPITAL SHARE TRANSACTIONS	 781,358	            28,162,475

TOTAL INCREASE IN NET ASSETS	             774,359		           35,178,666

NET ASSETS
        Beginning of Period	              0		                 27,694,384
        End of Period	                    774,359		           62,873,050

CAPITAL SHARE TRANSACTIONS (SHARES)
        Shares Sold	                      78,233		            2,202,139
        Shares Redeemed	                  0		                 812,584
        Distributions Reinvested	         0                 		78,857
TOTAL INCREASE IN SHARES	                 78,233		            1,468,412


                               14


NET ASSET VALUE, BEGINNING OF PERIOD	     10.00		             17.75

INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss)	       -313	              	-152,879
      Net Realized and unrealized gain    6,686		             8,504,261
      TOTAL FROM INVESTMENT OPERATIONS	   -6,999              8,351,381

LESS DISTRIBUTIONS
      Net capital gains	                  0	                 	-1,335,191

NET ASSET VALUE AT END OF PERIOD         	9.90	              	20.71

TOTAL RETURN FOR PERIOD	                  -1.0%	             	16.7%

RATIOS/SUPPLEMENTAL DATA
     Net Assets End of Period            	774,359	           	62,873,050

RATIOS TO AVERAGE NET ASSETS
     Expenses	                            1.95%(a)		          1.64%(a)
     Net investment income (loss)	        0	                 	-.70%
     Portfolio Turnover	                  0	                   	93%

     Commissions per share	               .06	                	.06

         *Blue Chip commenced operations March 18, 1998.

<F1>
(a)Annualized

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Texas Capital Value Funds, Inc. was incorporated on June
26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth
Portfolio (the V&G fund), a series of the Texas Capital
Value Funds, Inc., began investment operations on November
6, 1995, while the Blue Chip Value Portfolio (the Blue Chip fund) began investment operations on March 18, 1998. Both the V&G and Blue Chip funds are referred to collectively as Funds.
The following is a summary of significant accounting policies followed by the funds in the preparation of the financial statements.
The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ
National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Income Taxes - The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes.

C.  Securities Transactions, Investment Income and Other -
Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

                        17
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D.  Accounting Estimates - The preparation of financial
statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

2.	TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Funds have investment advisory agreements with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets of each fund. The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Funds, occupancy and certain clerical and administrative costs involved in the day to day operations of the Funds. In addition, the Advisor is acting as the administrator to the Funds. For these services, the Advisor receives a fee, computed daily at an annual rate of .70%, or lower, of the average daily net assets of each fund. The administrators fee was reduced from .90% to
 .70%, effective August 28, 1996.
Transactions with the Distributor
Choice Investments, Inc., the Companys Distributor, was paid $15,222 in commissions for executing V&G transactions, and $0 for executing Blue Chip transactions. Distribution
Agreement and Plan
The Funds have adopted a Distribution Plan pursuant to Rule
12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Funds. The distribution fee was reduced from .35% to .25%, effective August 28, 1996. For the period ending March 31, 1997 the amount paid to the Distributor was $42,452.65 plus sales charges for the V&G fund and $47.75 for the Blue Chip fund.


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3.PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 1997, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $57,351,040 and $32,075,385, respectively for the V&G fund and $749,190 for the Blue
Chip fund.

4.FEDERAL INCOME TAXES

It is the Funds policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Funds intend to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.